SHORT TERM INCOME FUND, INC.
IMPORTANT NOTICE TO SHAREHOLDERS

Dear Shareholder:

As you are aware, the Short Term Income Fund is managed and advised by Reich & Tang Asset Management L.P. (the "Manager"). The parent company of the Manager, New England Investment Companies, Inc., is majority-owned by New England Mutual Life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company sometime after the end of the 1995 year. As a shareholder in the Short Term Income Fund, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreement between the Manager and Short Term Income Fund. What does this mean to you as a shareholder? It is important to note that the management fee and the management and investment advisory services to be performed under the new agreement are the same as those under the current agreement. The other terms of the agreement are the same in all material respects to the existing agreement. There are no changes contemplated in the management or operations of the Manager relating to the Short Term Income Fund, the personnel managing the Fund, or the shareholder or other business activities of the Fund. The Board of Directors has determined that the new agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board of Directors of the Short Term Income Fund approved the new agreement and voted to recommend it to shareholders for approval. We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs. Thanking you, in advance, for your patience and support.

Very truly yours,
Short Term Income Fund, Inc.



SHORT TERM INCOME FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
March 1, 1996


600 Fifth Avenue
New York, New York 10020
(800) 676-6779

A Special Meeting of Shareholders of Short Term Income Fund, Inc. (the "Corporation") will be held at 9:00 a.m. on March 1, 1996 at the offices of the Corporation at 600 Fifth Avenue, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 18, 1995. To approve or disapprove a new Investment Management Contract to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such Contract to be identical to the Investment Management Contract in effect for the Corporation immediately prior to such merger (see page 4 of the attached Proxy Statement); To elect four directors of the Corporation, each to hold office until his successor is duly elected and qualified; To ratify or reject the selection of Messrs. McGladrey & Pullen LLP as independent accountants of the Corporation for its fiscal year ending August 31, 1996; To approve or disapprove a change in the Corporation's fundamental investment restrictions to permit the Money Market Portfolio (as hereinafter defined) to purchase certain private placements; and To transact such other business as may properly come before the meeting. Only shareholders of record at the close of business on December 8, 1995 are entitled to notice of, and to vote at, the meeting. By Order of the Board of Directors BERNADETTE
N. FINN, Secretary



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.



PROXY STATEMENT                                                            PAGE

Introduction                                                                  4
Approval or Disapproval of a New Investment Management
  Contract to be Effective at the Time of the Merger                          5
Election of Directors                                                         7
Ratification or Rejection of Selection of Independent Accountants            11
Approval or Disapproval of a Change to the Corporation's Fundamental
  Investment Restrictions to Permit the Purchase
  Certain Private Placements                                                 11
Information Regarding the Manager                                            12
Allocation of Portfolio Brokerage                                            16
Other Matters                                                                17

Exhibit A   (Investment Management Contract Between the Corporation and
                 Reich & Tang Asset Management L.P.)                         18
Exhibit B   (Table of Fees for all Funds Advised by the Manager)             22


SHORT TERM INCOME FUND, INC.
600 FIFTH AVENUE
NEW YORK, NEW YORK 10020

PROXY STATEMENT INTRODUCTION This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Short Term Income Fund, Inc. (the "Corporation") for use at a Special Meeting of Shareholders to be held at the offices of the Corporation at 600 Fifth Avenue, New York, New York on March 1, 1996 at 9 A.M. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Corporation. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by The New England and Metropolitan Life (each as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about December 20, 1995. The Corporation's most recent annual and semi-annual reports are available upon request. The outstanding voting stock of the Corporation as of the close of business on December 8, 1995 consisted of 901,792,583 shares of Common Stock of the Money Market Portfolio and 613,646,304 shares of Common Stock of the U.S. Government Portfolio (the Money Market Portfolio and the U.S. Government Portfolio are together referred to herein as the "Portfolios"), each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on December 8, 1995 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Corporation at its principal executive office, 600 Fifth Avenue, New York, New York 10020, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders. Among the purposes of this Special Meeting of the Shareholders of the Corporation is the approval of the Merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as a change of control of New England Investment Companies, L.P. ("NEIC"), the limited partner and owner of the 99.5% limited partnership interest in Reich & Tang Asset Management L.P. (the Corporation's "Manager"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEIC) is the general partner and owner of the remaining 0.5% interest of the Manager. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the Investment Management Contract between the Manager and the Corporation, as well as various other investment advisory agreements under which NEIC and its subsidiary firms serve as advisers or sub-advisers to certain other mutual funds, and results in the automatic termination of each of those agreements including the Investment Management Contract between the Corporation and the Manager, effective at the time of the Merger. The Directors have approved, and recommend that the shareholders of the Corporation approve, a new investment management contract. This proposed new contract will be in substance identical to the contract in effect immediately prior to the Merger, and will take effect at the time of the Merger. As a result, the Manager will continue to perform investment management services for the Corporation after the Merger, on the same terms as are in effect immediately before the Merger. In addition to the above, the other purposes for this Special Meeting of Shareholders include: (i) the election of directors; (ii) the ratification of the selection of independent accountants; and (iii) the approval of a change in the Corporation's fundamental investment restrictions to permit the Money Market Portfolio to purchase certain private placements. One third of the outstanding shares of the Corporation, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one third of the outstanding shares may be required to be present to approve a particular issue. Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. The proposals are considered "non-discretionary" and brokers that are record or nominee holders of shares of the Corporation who have received no instructions from their clients do not have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such "broker non-voters" will not be considered as votes cast in determining the outcome of the proposals. As of December 19, 1995, the following persons or entities owned as much as 5% of the indicated Portfolio's outstanding shares: Nature of Name & Address % of Class Ownership U.S. Government Portfolio - Class B Mount Sinai Services 7901 Broadway Elmhurst Hospital Office Center Elmhurst, NY 11373 8.15% Record & Beneficial As of December 19, 1995, the officers or directors of the Corporation, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of the Corporation's total outstanding shares of either the Money Market Portfolio or the U.S. Government Portfolio. PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT CONTRACT TO BE EFFECTIVE AT THE TIME OF THE MERGER The Directors of the Corporation unanimously recommend that the shareholders of each Portfolio vote to approve a new investment management contract for the Corporation, on behalf of each of the Portfolios, to be effective at the time of the Merger. The new investment management contract will be substantially identical to the existing investment management contract in effect for the Corporation immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of NEIC and its subsidiary firms including the Manager, Reich & Tang Asset Management L.P., that serve as advisers or sub-advisers to various mutual funds including the Corporation. The 1940 Act provides that such a change in control constitutes an "assignment" of these advisory and sub-advisory agreements under which NEIC, the Manager and these related subsidiary firms provide advisory services to the various mutual funds including the Corporation. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each of those agreements, at the time of the Merger. The Merger. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995. NEIC is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests of NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of these limited partnership interests. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc. Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Corporation), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto. Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Corporation's Board of Directors. Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients. Directors' Recommendation. The Directors unanimously recommend that shareholders approve the new investment management contract between the Manager and the Corporation, on behalf of each of the Portfolios, to be effective at the time of the Merger. The new investment management contract will be substantially identical to the investment management contract in effect immediately before the Merger which is described on page 14 of this Proxy Statement. (The only difference will be that the new investment management contract will be dated the date of the Merger and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act.) In coming to the recommendation set forth above, the Directors reviewed extensive information about the Corporation, the Manager, NEIC and Metropolitan Life. The Directors noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and the Manager as well as NEIC's other subsidiaries that act as advisers or sub-advisers for various other mutual funds. Although the Merger is being treated as a change in control of NEIC and of the various advisers and sub-advisers that are affiliated with NEIC, including the Manager, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of such advisers or sub-advisers, including the Manager. NEIC has indicated that each adviser and sub-adviser affiliated with NEIC, including the Manager, will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers, including the Manger. The Directors accordingly concluded that it is appropriate and desirable for the Corporation to continue, after the Merger, the same investment management arrangements as is in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of the Corporation, the approval of each Portfolio's shareholders, by vote of the lesser of (1) 67% of the shares of that Portfolio represented at the Meeting, if more than 50% of the shares of that Portfolio are represented at the Meeting, or
(2) more than 50% of the outstanding shares of the Portfolio. In order that each Portfolio may continue to receive investment management services following the Merger, on the same basis as before the Merger, the Directors unanimously recommend that shareholders of each Portfolio vote in favor of Proposal 1. If the shareholders of either Portfolio do not approve Proposal 1, the investment management contract relating to that Portfolio will terminate at the time of the Merger although the Manager will continue to manage the Portfolios, and the Portfolio will consider such alternative actions as are in the best interest of that Portfolio. PROPOSAL 2. ELECTION OF DIRECTORS At the meeting, four directors are to be elected, each to hold office until his successor has been elected and has qualified. Drs. Mellon and Wong and Mr. Straniere were elected to the Board and the Audit and Nominating Committees and have served as such since 1980 and 1984, respectively. Mr. Duff was elected by the Board of Directors to serve as President and Director of the Corporation in October, 1994. All such persons have consented to be named in this Proxy Statement and to serve as directors of the Corporation if elected. The Board of Directors, which met four times during the Corporation's fiscal year ended August 31, 1995, has no compensation committee. Each director attended at least 75% of the board meetings held. The Corporation has an Audit Committee of the Board of Directors, comprised of Drs. Mellon and Wong and Mr. Straniere who are not "interested persons" of the Corporation within the meaning of Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review the Corporation's financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to a Distribution and Service Plan adopted by the Corporation in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Corporation has a Nominating Committee of the Board of Directors comprised of Drs. Mellon and Wong and Mr. Straniere, to whose discretion the selection and nomination of directors who are not "interested persons" of the Corporation is committed. The Nominating Committee met once with regard to the fiscal year ended August 31, 1995 regarding the nomination of Mr. Duff. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy. The following is a list of the members of the Board of Directors, any other positions each may now hold with the Corporation, the principal occupation of each Director during the past five years and the nature, amount and percentage of shares held by each in the Corporation. Amount and Nature of Beneficial Principal Occupation Ownership at Name and Age During Preceding Five Years 12/19/95 % of Shares Steven W. Duff* 42 President and Director of the Corporation and President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration of NationsBanc, with which he was associated from 1981 to August 1994. Mr. Duff is also President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and North Carolina Daily Municipal Income Fund, Inc.; President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund; President of Cortland Trust, Inc., Reich & Tang Government Securities Trust and Tax Exempt Proceeds Fund, Inc.; and Executive Vice President of Reich & Tang Equity Fund, Inc. [-0-] [-0-]

W. Giles Mellon
64

64
Director of the Corporation since its formation in 1979; Professor of Business Administration in the Graduate School of Management, Rutgers University, with which he has been associated since 1966. Dr. Mellon is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., and Reich & Tang Equity Fund, Inc.; and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Reich & Tang Government Securities Trust. 1,569.88** [-0-]

Robert Straniere
53
Director of the Corporation since 1984; Member of New York State Assembly; Partner, The Straniere Law Firm since 1981; Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Reich & Tang Equity Fund, Inc.; Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Reich & Tang Government Securities Trust; and Director of Life Cycle Mutual Funds, Inc. [-0-] [-0-]

Dr. Yung Wong
56
Director of the Corporation since its formation in 1979; Director of Shaw Investment Management (HK) Limited from 1994 to September, 1995; formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994; Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Reich & Tang Equity Fund, Inc.; and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund, Reich & Tang Government Securities Trust and Eclipse Financial Asset Trust.
[-0-]
[-0-]


The address of each director and officer of the Corporation is 600 Fifth Avenue, New York, New York 10020. In addition to Mr. Duff, who has served as President of the Corporation since September, 1994, the officers of the Corporation are:
Dana E. Messina, 38, Vice President of the Corporation. Ms. Messina is an Executive Vice President of the Manager since January, 1995 and has been associated with the Manager and its predecessors in various capacities since December, 1980. She is also an officer of other investment companies advised by the Manager.


Lesley M. Jones, 47, Vice President of the Corporation. Ms. Jones is a Senior Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since April, 1973. She is also an officer of other investment companies advised by the Manager. Bernadette
N. Finn, 47, Vice President and Secretary of the Corporation. Ms. Finn is a Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since September, 1970. She is also an officer of other investment companies advised by the Manager. Molly Flewharty, 44, Vice President of the Corporation. Ms. Flewharty is Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since December, 1977. She is also an officer of other investment companies advised by the Manager. Richard De Sanctis, 39, Treasurer of the Corporation since October 1992. Mr. De Sanctis is Treasurer of the Manager and its predecessors since December, 1990 and is an officer of other investment companies advised by the Manager. The Corporation paid an aggregate remuneration of $256,649 to its directors and to certain employees of the Manager with respect to its fiscal year ended August 31, 1995, consisting of $42,000 in aggregate directors' fees to the three disinterested directors, and salaries and benefits aggregating $214,649 paid to certain employees of the Manager pursuant to the terms of the Investment Management Contract.

(1)
(2)
(3)
(4)
(5)

Name of
Person,
Position
Aggregate Compensation
From
Corporation
Pension or Retirement Benefits Accrued As Part of Fund Expenses
Estimated Annual Benefits Upon Retirement
Total Compensation From Corporation and Corporation Complex Paid to Directors*

Steven W. Duff, Director
0
0
0
0

W. Giles Mellon, Director
$14,000
0
0
$51,500
(13 Funds)

Robert Straniere, Director
$14,000
0
0
$51,500
(13 Funds)

Yung Wong, Director
$14,000
0
0
$51,500
(13 Funds)

* The total compensation paid to such persons by the Corporation and Corporation Complex for the fiscal year ending August 31, 1995 (and, with respect to certain of the funds in the Corporation Complex, estimated to be paid during the fiscal year ending August 31, 1995). The parenthetical number represents the number of investment companies (including the Corporation ) from which such person receives compensation that are considered part of the same Corporation Complex as the Corporation, because, among other things, they have a common investment advisor.
PROPOSAL 3.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS
The Board of Directors recommends that the shareholders ratify the selection of Messrs. McGladrey & Pullen LLP, independent public accountants, to audit the accounts of the Corporation for the fiscal year ending August 31, 1996. Messrs. McGladrey & Pullen LLP have audited the accounts of the Corporation since its inception and do not have any direct financial interest or any material indirect financial interest in the Corporation. A representative of Messrs. McGladrey & Pullen LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants.
The ratification of selection of Independent Accountants requires the approval of a majority present at the meeting in person or by proxy.
PROPOSAL 4.   APPROVAL OR DISAPPROVAL OF A CHANGE TO THE CORPORATION'S
FUNDAMENTAL INVESTMENT RESTRICTIONS TO PERMIT THE PURCHASE OF CERTAIN PRIVATE PLACEMENTS
The Corporation currently operates under an investment restriction that prohibits the Manager from purchasing any "restricted securities" for either the Money Market Portfolio or the U.S. Government Portfolio. This restriction is "fundamental" and therefore may only be changed by a vote of the shareholders of each of the Portfolios. The Manager has recommended to the Directors that this investment restriction be modified to permit the Money Market Portfolio to purchase certain privately placed short-term securities that are utilized by corporate issuers in a manner similar to commercial paper but, unlike commercial paper are exempt from registration under Section 4(2) of the Securities Act of 1933 (hereinafter referred to as "4(2) paper"). This 4(2) paper is "technically restricted" but, in the Manager's opinion is not illiquid. The Directors have determined that the Manager's recommendation is in the best interest of the Corporation and its shareholders and are recommending that the shareholders of each Portfolio vote to approve this proposed change. Historically, the Securities and Exchange Commission (the "SEC") has taken the position that restricted, privately placed securities are illiquid, and therefore 4(2) paper has been considered to be illiquid. The SEC has recently reconsidered this issue and has stated that a fund's board of directors may determine that 4(2) paper is liquid as long as certain conditions are met. These conditions are: (i) the paper must not be in default; (ii) it must be rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories or if unrated the board must determine that it is of acceptable credit quality; and (iii) the board must consider the trading market of the specific security. Generally, the risks of investing in illiquid securities include the exposure to greater risks or costs. A fund may not be able to sell less marketable or illiquid instruments when the adviser considers it desirable to do so or may have to sell them at a price lower than could be obtained if they were more marketable. These factors may have an adverse impact on net asset value. Less marketable and illiquid securities may be more difficult to value due to the unavailability of reliable market quotations. Also, the sale of less marketable securities may require more time and result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of more marketable securities. The Board of Directors, in making its determination, considered certain factors, including that this 4(2) paper has become increasingly used by corporate issuers and currently comprises approximately 50% of the commercial paper market and that the expansion of the money market fund industry has helped to create a large, actively traded market for 4(2) paper that performs substantially the same in the commercial paper market. The Board of Directors of the Corporation has determined that this 4(2) paper satisfying all of the conditions set forth above will be liquid and, subject to shareholder approval of this proposal, may be purchased by the Manager for the Money Market Portfolio. Currently, each Portfolio may not invest in illiquid securities of more than 10% of the value of its net assets. Accordingly, if shareholders approve this proposal 4, the Corporation will modify investment restriction (c)
(5) in the current statement of additional information to exclude 4(2) paper from this restriction. The proposed restriction will read as follows: "...the Fund may not...(5) purchase restricted securities or purchase securities on margin provided, however, with respect to the Money Market Portfolio restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) of the Securities Act of 1933 that the Directors have determined to be liquid." INFORMATION REGARDING THE MANAGER The Manager for the Corporation is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at August 31, 1995 manager, adviser or supervisor with respect to assets aggregating approximately $7.9 billion. The Manager acts as manager of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments. In addition to the Corporation, the Manager's advisory clients include, among others, California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Tax Exempt Proceeds Fund, Inc. Attached as Exhibit B is a Table of Fees for all funds advised by the Manager. The Manager also advises pension trusts, profit-sharing trusts and endowments. Peter
S. Voss (49), G. Neal Ryland (54), Steven W. Duff (42) and Richard E. Smith, III
(45) are directors of Reich & Tang Asset Management, Inc. the general partner of the Manager. Mr. Voss is President of Reich & Tang Asset Management, Inc. The address of Messrs. Voss and Ryland is 399 Boylston Street, Boston Massachusetts 02116. Mr. Duff is President of the Mutual Fund Group of the Manager. Mr. Smith is President of the Capital Management Group of the Manager. Their address is 600 Fifth Avenue, New York, New York 10020. NEIC Inc. is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Associates, Inc., an affiliate, Capital Growth Management Limited Partnership, and Harris Associates. These affiliates in the aggregate are investment advisors or managers to over 42 other registered investment companies. Pursuant to the Investment Management Contract for each Portfolio, the Manager manages each Portfolio's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Corporation. The Manager provides persons satisfactory to the Board of Directors of the Corporation to serve as officers of the Corporation. Such officers, as well as certain other employees and directors of the Corporation, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. The Investment Management Contract with the Manager's predecessor was approved by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the Act) of the Corporation or the Manager and by the shareholders of each Portfolio at a special meeting of shareholders, effective September 15, 1993. The re-execution of the Investment Management Contract with the Manager was approved by the Board of Directors, including a majority of the directors who are not interested persons of the Corporation or Manager, effective October 1, 1994. The Investment Management Contract for each Portfolio has a term which extends to April 30, 1996 and may be continued in force thereafter for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by majority vote of the Corporation's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Investment Management Contract is terminable without penalty by each Portfolio on sixty days' written notice when authorized either (1) by majority vote of its outstanding voting shares or (2) by a vote of a majority of its Board of Directors or (3) by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder. Under the Investment Management Contract, (i) the Money Market Portfolio will pay an annual management fee of .30% of the Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess $1.5 billion, plus .27% of such assets in excess of $1.5 billion and (ii) the U.S. Government Portfolio will pay an annual management fee of .275% of the Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of the Corporation's shares. Pursuant to an Administrative Services Contract with the Corporation, the Manager also performs clerical, accounting supervision, office service and related functions for the Corporation and provides the Corporation with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Corporation's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Corporation may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Board of Directors has approved a change in the Administration Services Contract that ceases all reimbursements to the Manager and increases the Administration Fee payable to the Manager by 0.01% of the Corporation's average daily net assets. For its services under the Administrative Services Contract, the Manager will receive (after such increase) from the Corporation an annual fee equal to .21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Prior to such change, the Corporation paid the Manager for such personnel and for rendering such services at rates which were agreed upon by the Corporation and the Manager, provided that the Corporation did not pay for services performed by any such persons who were also officers of the general partner of the Manager. It was intended that such rates would be the actual costs of the Manager. Under the Administrative Services Contract, the Corporation may reimburse the Manager for all of the Corporation's operating costs (in addition to the personnel reimbursement), including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Corporation and all the expenses incurred to conduct the Corporation's affairs. The amounts of such reimbursements are to be agreed upon between the Corporation and the Manager. No such reimbursements were made. The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of the Corporation's shares. There can be no assurance that such fees will be waived in the future. Investment management fees and operating expenses which are attributable to both Classes of a Portfolio will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, and the Manager from its management fee. Expenses incurred in the distribution of Class B shares shall be paid by the Manager. Expense Limitation. The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Corporation for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Corporation's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Corporation's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Corporation for its excess expenses as described above, the Corporation has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of Directors, officers and employees of the Corporation and costs of other personnel performing services for the Corporation who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Corporation's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement. The Corporation may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Corporation intends to do so whenever it appears advantageous to the Corporation. The Corporation's expenses for employees and for such services are among the expenses subject to the expense limitation described above. The following fees were paid to the predecessor investment managers under the previous Investment Management Contracts or the Manager under the current Investment Management Contract. For the Corporation's fiscal year ended August 31, 1993, Reich & Tang L.P. received investment management fees of $2,796,430 and $1,728,354 from the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the Corporation's fiscal year ended August 31, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $3,479,792 and $1,383,715 from the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the Corporation's fiscal year ended August 31, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $2,360,565 and $1,056,972 from the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the Fund's fiscal year ended August 31, 1995, NEIC and the Manager received investment management fees totaling $1,459,899 and $1,717,027 from the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the fiscal year ended August 31, 1995, the Manager received administration fees in the aggregate of $ 1,602,115 and $1,323,622 from the Money Market Portfolio and the U. S. Government Portfolio, respectively. No reimbursements were payable to the Corporation by the predecessor managers pursuant to the 1% expense limitation described above with respect to the fiscal years ended August 31, 1993, August 31, 1994 and August 31, 1995. The Manager now acts as investment manager or adviser for other persons and entities and may under the Investment Management Contract act as investment manager or adviser to other registered investment companies. At present, the Manager is investment manager to fifteen other registered investment companies. Distribution and Service Plan. Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Corporation's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Corporation and the Manager have entered into a Distribution Agreement and a Shareholder Servicing Agreement with Reich & Tang Distributors L.P. (the "Distributor") as distributor of the Corporation's shares. Because the Merger will be considered to result in the assignment of the Corporation's Distribution Agreement with the Distributor, causing those agreements to terminate upon the Merger, the Board of Directors of the Corporation approved a new Distribution Agreement with Reich & Tang Distributors L.P. for the Corporation to take effect if a new Investment Management Agreement is approved by shareholders of the Corporation and upon consummation of the Merger. The new Distribution Agreement would replace the current Distribution Agreement with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness. Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P. Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor. The Distributor's address is 600 Fifth Avenue, New York, New York 10020. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Corporation, will solicit orders for the purchase of the Corporation's shares, provided that any subscriptions and orders will not be binding on the Corporation until accepted by the Corporation as principal. Under each Plan, the Portfolios and the Distributor will enter a Shareholder Servicing Agreement with respect to the Class A shares. Under the Shareholder Servicing Agreement, the Distributor receives from each Portfolio a service fee equal to .25% per annum of each Portfolio's Class A shares average daily net assets (the "Service Fee") for providing, with respect only to the Class A shares, personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Corporation. The Plan provides, with respect to Class A shares, that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Corporation; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Corporation's shares; and (iii) to pay the costs of printing and distributing the Corporation's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Corporation's shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which each Portfolio is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year, the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year. The following information applies only to the Class A shares of the Portfolios. For the fiscal year ended August 31, 1995, the Corporation paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $1,533,545 with respect to the Money Market Portfolio and $1,065,325 with respect to the U.S. Government Portfolio. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $3,100,084 with respect to the Money Market Portfolio and $ 2,501,431 with respect to the U.S. Government Portfolio. The excess of such payments over the total payments the predecessor managers and Distributor received from the Corporation represents distribution and servicing expenses funded by the Manager's predecessors and Distributor from their own resources including the management fee. ALLOCATION OF PORTFOLIO BROKERAGE The Corporation's purchases and sales of securities usually are principal transactions. Portfolio securities are generally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and the Corporation at present does not anticipate paying brokerage commissions. Should the Corporation pay a brokerage commission on a particular transaction, the Corporation would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. No portfolio transactions are executed with the Manager, or with an affiliate of the Manager, acting either as principal or as paid broker. The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Corporation. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Investment decisions for the Corporation will be made independently from those for any other accounts or investment companies that may be or become advised or managed by the Manager or its affiliates. If, however, the Corporation and other investment companies or accounts advised or managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Corporation or the size of the position obtainable for the Corporation. In addition, when purchases or sales of the same security for the Corporation and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers. OTHER MATTERS As a Maryland corporation, the Corporation is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy. The management does not know of any matters to be present at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.


        By Order of the Board of Directors
        BERNADETTE N. FINN, Secretary

December ____, 1995


EXHIBIT A (INVESTMENT MANAGEMENT CONTRACT BETWEEN THE CORPORATION AND REICH & TANG ASSET MANAGEMENT, L.P.) INVESTMENT MANAGEMENT CONTRACT SHORT TERM INCOME FUND, INC. the "Fund" Money Market Portfolio U.S. Government Portfolio the "Portfolios"

New York, New York

                                   1994
Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

We herewith confirm our agreement with you as follows:
We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time. (a) We hereby employ you to manage the investment and reinvestment of our assets of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

 Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities of the Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. You will report to our Board of Directors at each meeting thereof all changes in our portfolios since your prior report, and will also keep us in touch with important developments affecting our portfolios and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolios, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement. It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and, with respect to the Class A Shares of each Portfolio only, pursuant to the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which the annual operating expenses for each Portfolio (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the shares for such Portfolio are qualified for sale. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. In consideration of the foregoing the Portfolios will pay you a fee at the annual rate of (i) .30% of the Money Market Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus .27% of such assets in excess of $1.5 billion and (ii) .275% of the U.S. Government Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you. This Agreement will become effective on the date hereof and shall continue in effect until ___, 199_ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of the outstanding voting securities of each respective Portfolio voting separately, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. With respect to each Portfolio, this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the outstanding voting securities of each respective Portfolio voting separately, as defined in the 1940 Act and the rules thereunder, or (ii) by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

        SHORT TERM INCOME FUND, INC.
        Money Market Portfolio
        U.S. Government Portfolio
           By:
ACCEPTED:               , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT INC.,
       General Partner


By:     ___________________________




EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)
FUND NAME
FEES
NET ASSETS (IN MILLIONS) AT
11-30-95

SHORT TERM INCOME FUND, INC.





Money Market Portfolio

Management Fee
        .30% of average daily net assets up to $750 million
        .29% of average daily net assets in excess of $750 million up to $1 billion .28% of average daily net assets in excess of $1 billion up to $1.5 billion .27% of average daily net assets in excess of $1.5 billion


895.3


U.S. Government Portfolio

Management Fee
        .275% of average daily net assets up to $250 million
        .25% of average daily net assets in excess of $250 million

610.4



Each Portfolio

Administrative Services Fee
        .21% of average daily net assets up to $1.25 billion
        .20% of average daily net assets in excess of $1.25 billion up to $1.5 billion .19% of average daily net assets in excess of $1.5 billion

STIF   895.3
STIG  610.4


Shareholder Servicing and Distribution Plan Fee (Class A only) .25% of average daily net assets
STIF   (A)  671.3
STIG  (A)  504.4




Management Fee
        .325% of average daily net assets up to $750 million
        .30% of average daily net assets in excess of $750 million

626.7



DAILY TAX FEE INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets up to $1.25 million
        .20% of average daily net assets in excess of $1.25 million up to $1.5 billion
        .19% in excess of $1.5 billion

626.7


Shareholder Servicing and Distribution Plan Fee (Class A Only) .25% of average daily net assets
Class A  453.4


REICH & TANG EQUITY FUND, INC.
Management Fee
        .80% of average daily net assets

109.5


Administrative Services Fee
        .21% of average daily net assets




Management Fee
        .80% of average daily net assets



DELAFIELD FUND, INC.

Administrative Services Fee
        .21% of average daily net assets
44.0


Shareholder Servicing and Distribution Plan Fee
        .25% of average daily net assets




EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)  (CONTINUED)

Management Fee
        .30% of average daily net assets



CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets
103.2


Shareholder Servicing and Distribution Plan Fee
        .20% of average daily net assets



Management Fee
        .30% of average daily net assets



NEW YORK DAILY TAX FEE
INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets
263.1


Shareholder Servicing and Distribution Plan Fee
        .20% of average daily net assets



Management Fee
        .35% of average daily net assets


REICH & TANG GOVERNMENT SECURITIES TRUST
Administrative Services Fee
        .21% of average daily net assets

 .7


Shareholder Servicing and Distribution Plan Fee
        .25% of average daily net assets



Management Fee
        .30% of average daily net assets


CALIFORNIA DAILY TAX FEE INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets
159.3


Shareholder Servicing and Distribution Plan Fee
        .20% of average daily net assets



Management Fee
        .30% of average daily net assets



MICHIGAN DAILY TAX FREE
INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets
59.7


Shareholder Servicing and Distribution Plan Fee
        .20% of average daily net assets




TAX EXEMPT PROCEEDS
FUND, INC.
All Inclusive Management Fee*
        .40% of average daily net assets up to $250 million
        .35% of average daily net assets in excess of $250 million up to $500 million
  .30% of average daily net assets in excess of $500 million


265.4


EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)  (CONTINUED)

Management Fee
        .30% of average daily net assets



NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets
135.1


Shareholder Servicing and Distribution Plan Fee
        .20% of average daily net assets





CORTLAND TRUST, INC.
All Portfolios
All Inclusive Management Fee
        .80% of the first $500 million .775% of the next $500 million .75% of the next $500 million .735% in excess of $1.5 billion


1,884.4


Distribution Fee
        .25% of average daily net assets

1,503.3


Distribution Fee (Live Oak Shares)
  .20% of average daily net assets
381.1


Management Fee
        .40% of average daily net assets



NORTH CAROLINA DAILY
MUNICIPAL INCOME FUND, INC.
Administrative Services Fee
        .21% of average daily net assets
171.8


Shareholder Servicing and Distribution Plan Fee
        .25% of average daily net assets



Management Fee
        .40% of average daily net assets



PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
Administrative Services Fee
        .21% of average daily net assets
 .20% of average daily net assets in excess of $1.25 billion up to 1.5 billion .19 of average daily net assets in excess of $1.5 billion

41.0


Shareholder Servicing and Distribution Plan Fee
        .25% of average daily net assets



Management Fee
        .40% of average daily net assets



FLORIDA DAILY MUNICIPAL FUND
Administrative Services Fee
        .21% of average daily net assets
40.6


Shareholder Servicing and Distribution Plan Fee (Class A Only) .25% of average daily net assets

Class A 19.9


INSTITUTIONAL DAILY INCOME FUND
Investment Management Fee
        .08% of average daily net assets




All Portfolios
Administrative Services Fee
        .05% of average daily net assets
350.8


Shareholder Servicing and Distribution Plan Fee (Class A Only) .25% of average daily net assets

Class A 271.7

PH2-1



* Such person is an "interested person" of the Corporation within the meaning of
  Section 2(a) (19) of the 1940 Act.

** Short Term U.S. Government Portfolio

* Management Contract requires the Manager, not the Fund to bear all other fund expenses; therefore, the fee payable under the Management Contract is the only expense of the Fund.